FUND CHANGE IN INVESTMENT OBJECTIVE,
INVESTMENT STRATEGY AND INVESTMENT POLICY:


   Registrant incorporates by reference Form 497, dated and filed on October 12, 2017.
   (SEC Accession No.  0001193125-17-308816)